UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2017 (September 19, 2017)

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On September 19, 2017, the Company held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”).  As of July 21, 2017, the record date for holders of common shares of beneficial interest (“common shares”) entitled to vote at the Annual Meeting, there were 120,586,875 common shares outstanding and entitled to vote at the Annual Meeting.  Of the common shares entitled to vote, 95,040,217, or approximately 78.81% of the common shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Declaration of Trust.  There were four matters presented and voted on at the Annual Meeting.  Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.

Proposal 1 —Election of eight nominees to serve on the Board of Trustees for a one-year term and until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Caira	60,870,615	782,177	823,546	32,563,879
Michael T. Dance	60,888,475	775,423	812,440
Mark O. Decker, Jr.	61,025,714	792,459	658,165
Linda J. Hall	60,705,773	1,173,510	597,055
Terrance P. Maxwell	60,968,937	680,045	827,356
Jeffrey L. Miller	60,684,787	1,462,067	329,484
John A. Schissel	61,010,165	641,512	824,661
John D. Stewart	60,360,564	1,271,342	844,432

The shareholders elected all eight of the nominees as trustees.

Proposal 2 —Non-binding advisory vote on executive compensation.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	60,339,729	1,701,328	435,281	32,563,879

The shareholders approved, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

Proposal 3 — Non-binding advisory vote on the frequency of future advisory votes on executive compensation.

	1 Year	2 Year	3 Year	Abstain

Votes Cast	49,881,992	892,397	11,239,299	462,650

The shareholders approved, by a non-binding advisory vote, conducting future advisory votes on executive compensation each year. Subsequent to the Annual Meeting, the Company’s Board of Trustees determined that future shareholder advisory votes on executive compensation will continue to be held annually.

Proposal 4 —Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	94,181,807	334,097	524,313	0

The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: September 22, 2017	By:	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
Chief Executive Officer and President